                                                                    EXHIBIT 3.32


                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "CHANCELLOR MEDIA CORPORATION OF PHILADELPHIA", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE KEYSTONE STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE KEYSTONE STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TENTH DAY OF AUGUST, A.D. 1998, AT 2 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION: 9244162

                             [SEAL]             DATE: 08-10-98

                              CERTIFICATE OF MERGER
                                       OF
                     CHANCELLOR MEDIA CORPORATION OF PHILADELPHIA
                                      INTO
                  CHANCELLOR MEDIA CORPORATION OF THE KEYSTONE STATE

     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

    NAME                                                STATE OF INCORPORATION
    ----                                                ----------------------
    Chancellor Media Corporation of Philadelphia               Delaware
    Chancellor Media Corporation of the Keystone State         Delaware

     SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Keystone State.

     FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Keystone State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

     FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

     SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated:      August 10       , 1998
      ----------------------

                                    CHANCELLOR MEDIA CORPORATION OF
                                    THE KEYSTONE STATE


                                    By: /s/ ANDREA HULCY
                                       -----------------------------------------
                                       Andrea Hulcy
                                       Vice President and Assistant Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "CHANCELLOR MEDIA CORPORATION OF PENNSYLVANIA", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE KEYSTONE STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE KEYSTONE STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1998, AT 11 O'CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION: 9229047

                           [SEAL]               DATE: 07-31-98

                              CERTIFICATE OF MERGER
                                       OF
                  CHANCELLOR MEDIA CORPORATION OF PENNSYLVANIA
                                      INTO
               CHANCELLOR MEDIA CORPORATION OF THE KEYSTONE STATE

     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

    NAME                                                STATE OF INCORPORATION
    ----                                                ----------------------
    Chancellor Media Corporation of Pennsylvania               Delaware
    Chancellor Media Corporation of the Keystone State         Delaware

     SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Keystone State.

     FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Keystone State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

     FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

     SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated:      July 31         , 1998
      ----------------------

                                    CHANCELLOR MEDIA CORPORATION OF
                                    THE KEYSTONE STATE


                                    By: /s/ ANDREA HULCY
                                       -----------------------------------------
                                       Andrea Hulcy
                                       Vice President and Assistant Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF THE KEYSTONE STATE", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF THE KEYSTONE STATE" TO "CHANCELLOR MEDIA CORPORATION OF THE KEYSTONE STATE", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:    8709784

                        [SEAL]                  DATE: 10-20-97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                EVERGREEN MEDIA CORPORATION OF THE KEYSTONE STATE

     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Evergreen Media Corporation of Massachusetts (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

          "CHANCELLOR MEDIA CORPORATION OF THE KEYSTONE STATE"

     2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 17 day of October, 1997.

                                               EVERGREEN MEDIA CORPORATION
                                               OF THE KEYSTONE STATE,
                                               a Delaware Corporation

                                               By: /s/ OMAR CHOUCAIR
                                                  -----------------------------
                                               Name: Omar Choucair
                                               Title: Vice President

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT THE SAID "EVERGREEN MEDIA CORPORATION OF NORTH CAROLINA", FILED A CERTIFICATE OF AMENDMENT, CHANGING ITS NAME TO "EVERGREEN MEDIA CORPORATION OF THE KEYSTONE STATE", THE TWELFTH DAY OF JUNE, A.D. 1997, AT 12 O'CLOCK P.M.


                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:  8509152

                [SEAL]                          DATE:  06-12-97

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF NORTH CAROLINA", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF NORTH CAROLINA" TO "EVERGREEN MEDIA CORPORATION OF THE KEYSTONE STATE", FILED IN THIS OFFICE ON THE TWELFTH DAY OF JUNE, A.D. 1997, AT 12 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:  8509116

                        [SEAL]                  DATE:  06-12-97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                 EVERGREEN MEDIA CORPORATION OF NORTH CAROLINA

     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Evergreen Media Corporation of North Carolina (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                    "EVERGREEN MEDIA CORPORATION OF THE KEYSTONE STATE"

     2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 12th day of June, 1997.



                                               EVERGREEN MEDIA CORPORATION OF
                                               NORTH CAROLINA,
                                               a Delaware Corporation

                                               By: /s/ OMAR CHOUCAIR
                                                  -----------------------------
                                               Name:  Omar Choucair
                                               Title: Vice President

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "EVERGREEN MEDIA CORPORATION OF THE KEYSTONE STATE" IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWELFTH DAY OF JUNE, A.D. 1997.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.



                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:    8509151

                        [SEAL]                  DATE: 06-12-97

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "EVERGREEN MEDIA CORPORATION OF CAROLINALAND", A DELAWARE CORPORATION,

     WITH AND INTO "EVERGREEN MEDIA CORPORATION OF NORTH CAROLINA" UNDER THE NAME OF "EVERGREEN MEDIA CORPORATION OF NORTH CAROLINA", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWELFTH DAY MAY, A.D. 1997, AT 1 O'CLOCK P. M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.




                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:    8460906

                            [SEAL]              DATE: 05-12-97

                              CERTIFICATE OF MERGER
                                       OF
                   EVERGREEN MEDIA CORPORATION OF CAROLINALAND
                                      INTO
                  EVERGREEN MEDIA CORPORATION OF NORTH CAROLINA

     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

    NAME                                                STATE OF INCORPORATION
    ----                                                ----------------------
    Evergreen Media Corporation of North Carolina               Delaware
    Evergreen Media Corporation of Carolinaland                 Delaware

     SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation is Evergreen Media Corporation of North Carolina.

     FOURTH: The Certificate of Incorporation of Evergreen Media Corporation of North Carolina, as amended hereby, shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law. The first sentence of Article FOURTH of the Certificate of Incorporation shall be deleted in its entirety and replaced with the following:

   "The aggregate number of all classes and shares which the Corporation shall have authority to issue is one thousand one hundred (1,100) shares of common stock with par value of $.01 per share."

     FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

     SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.




Dated:      May 12          ,1998
      ----------------------

                                    EVERGREEN MEDIA CORPORATION
                                    OF NORTH CAROLINA


                                    By: /s/ MATHEW E. DEVINE
                                       -----------------------------------------
                                       Mathew E. Devine
                                       Vice President

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PYRAMID COMMUNICATIONS-CHARLOTTE, INC.", CHANGING ITS NAME FROM "PYRAMID COMMUNICATIONS-CHARLOTTE, INC." TO "EVERGREEN MEDIA CORPORATION OF NORTH CAROLINA", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF JANUARY, A.D. 1996, AT 4 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                      /s/ EDWARD J. FREEL
                                      -----------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION: 7793142

                        [SEAL]                  DATE: 01-17-96

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                  PYRAMID COMMUNICATIONS OF-CHARLOTTE, INC.

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Pyramid Communications-Charlotte, Inc, (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                    "EVERGREEN MEDIA CORPORATION OF NORTH CAROLINA"

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Matthew E. Devine, its assistant secretary, on this 17th day of January, 1996.


                                         PYRAMID COMMUNICATIONS-
                                         CHARLOTTE, INC.,
                                         a Delaware corporation

                                         By: /s/ MATTHEW E. DEVINE
                                            ---------------------------
                                             Matthew E. Devine
                                             Assistant Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PYRAMID COMMUNICATIONS -CHARLOTTE." FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF NOVEMBER, A.D. 1993, AT 10 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.


                             * * * * * * * * * * * *





                                      /s/ WILLIAM T. QUILLEN
                                      ---------------------------------------
                                      William T. Quillen, Secretary of State

                                      AUTHENTICATION:    *4158761

                            [SEAL]               DATE: 11/22/1993

                          CERTIFICATE OF INCORPORATION

                                       OF

                     PYRAMID COMMUNICATIONS-CHARLOTTE, INC.

     The undersigned, in order to form a corporation for the purpose hereinafter stated, under and pursuant to the provisions of the Delaware General Corporation Law, hereby certifies that:

     1. The name of the Corporation is Pyramid Communications-Charlotte, Inc.

     2. The registered office and registered agent of the Corporation is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801.

     3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock that the Corporation is authorized to issue is 1,000 shares of Common Stock, par value $.01 per share.

     5. The name and address of the incorporator is Kuang-Hsiang Lin, 425 Lexington Avenue, New York City, New York 10017.

     6. The Board of Directors of the Corporation, acting by majority vote, may alter, amend or repeal the By-Laws of the Corporation.

     7. Except as otherwise provided by the Delaware General Corporation Law as the same exists or may hereafter by amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

     IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation on November 18, 1993.



                                        /s/ KUANG-HSIANG LIN
                                        -----------------------------------
                                        Kuang-Hsiang Lin
                                        Sole Incorporator